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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): December 18, 1997
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                             JPS TEXTILE GROUP, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

                 33-27038                             57-0868166
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       (Commission File Number)            (I.R.S. Employer Identification No.)

 555 NORTH PLEASANTBURG DRIVE, SUITE 202
    GREENVILLE, SOUTH CAROLINA                              29607
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 (Address of Principal Executive Offices)                 (Zip Code)

                                 (864) 239-3900
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)
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




Item 5.           Other Events.

                  Filed herewith is a copy of the JPS Textile Group, Inc.
Press Release, dated December 18, 1997, announcing its pro forma results for the fourth quarter and fiscal year ended November 1, 1997.


Item 7.           Exhibits.

(c)      Exhibit:

         (99)     Press Release, dated December 18, 1997.


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



                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


                                          JPS TEXTILE GROUP, INC.


                                          By: /s/ David H. Taylor
                                                  ------------------------------
                                          Name:   David H. Taylor
                                          Title:  Executive Vice President -
                                                  Finance and Secretary



Date:  December 29, 1997

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



                                  Exhibit Index

Exhibit No.                         Description of Exhibit
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    99                              Press release issued by the Company on
                                    December 18, 1997.*




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*Filed herewith




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